Exhibit 99.2

Table 1: PG&E Corporation Business Priorities 2008-2011

1.    Deliver on Earnings Per Share (EPS) goals

2.    Improve system reliability

3.    Identify and capture operating efficiencies

4.    Focus on customer service and satisfaction

5.    Ensure workforce readiness and alignment

Table 2: Reconciliation of PG&E Corporation's Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
Second Quarter and Year-to-Date, 2008 vs. 2007
(in millions, except per share amounts)

	Three months ended June 30,				Six months ended June 30,

	Earnings		Earnings per Common Share (Diluted)		Earnings		Earnings per Common Share (Diluted)
	2008	2007	2008	2007	2008	2007	2008	2007

PG&E Corporation Earnings from Operations (1)	$293	$269	$0.80	$0.74	$517	$525	$1.42	$1.45
Items Impacting Comparability (2)	-	-	-	-	-	-	-	-
PG&E Corporation Earnings on a GAAP basis	$293	$269	$0.80	$0.74	$517	$525	$1.42	$1.45

1.	Earnings from operations exclude items impacting comparability as noted in note (2) below.
2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and six month periods ended June 30, 2008 and 2007, PG&E Corporation did not have any items impacting comparability to report.

Table 3: Reconciliation of Pacific Gas and Electric Company's Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Second Quarter and Year-to-Date, 2008 vs. 2007
(in millions)

	Three months ended June 30,		Six months ended June 30,

	Earnings		Earnings
	2008	2007	2008	2007
Pacific Gas and Electric Company Earnings from Operations (1)	$309	$270	$542	$528
Items Impacting Comparability (2)	-	-	-	-
Pacific Gas and Electric Company Earnings on a GAAP basis	$309	$270	$542	$528

1.	Earnings from operations exclude items impacting comparability as noted in note (2) below.
2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and six month periods ended June 30, 2008 and 2007, Pacific Gas and Electric Company did not have any items impacting comparability to report.

Table 4: PG&E Corporation Earnings per Common Share from Operations
Second Quarter and Year-to-Date, 2008 vs. 2007
($/Share, Diluted)

Q2 2007 EPS from Operations (1)	$0.74

Increase in base revenue	0.06
Nuclear refueling outage (2)	0.06

Operating and maiantenance - gas system	(0.02)
Increase in shares outstanding	(0.01)
Gas transmission revenues	(0.01)
Miscellaneous items	(0.02)

Q2 2008 EPS from Operations (1)	$0.80

Q2 2007 YTD EPS from Operations (1)	$1.45

Increase in base revenue	0.14

Storm and outage expenses	(0.07)
Operating and maintenance - gas system	(0.03)
Nuclear refueling outage(2)	(0.02)
Increase in shares outstanding	(0.01)
Miscellaneous items	(0.04)
Q2 2008 YTD EPS from Operations (1)	$1.42

1.	See Table 2 for a reconciliation of EPS from operations to EPS on a GAAP basis.

2.	The refueling outage during the three months ended June 30, 2008 was 11 days as compared to 30 days during the same period in 2007. The refueling outage during the six months ended June 30, 2008 was 69 days as compared to 30 days during the same period in 2007.

Table 5: PG&E Corporation Share Statistics
Second Quarter 2008 vs. Second Quarter 2007
(shares in millions, except per share amounts)

	Second Quarter 2008	Second Quarter 2007	% Change

Common Stock Data

Book Value per share - end of period (1)	$23.66	$22.09	7.11%

Weighted average common shares outstanding, basic	356	350	1.71%
Employee share-based compensation	1	2	(50.00)%
Weighted average common shares outstanding, diluted	357	352	1.42%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	376	371	1.35%

1.    Common shareholders' equity per common share outstanding at period end (includes the effect of participating securities).

Source:    PG&E Corporation's Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 6: Operational Performance Metrics
Second Quarter Year-to-Date Actual 2008 vs. Targets 2008

			2008
		Percentage Weight (1)	Q2 YTD Actual	Q2 YTD Target	EOY Target

1.	Earnings From Operations (in millions)	40%	$517	See note (2)	See note (2)

2.	Customer Satisfaction & Brand Health Index (RI)	20%	76.2	77.0	77.0

3.	Reliable Energy Delivery	20%	0.633	1.000	1.000

4.	Employee Engagement Premier Survey	10%	See note (3)	See note (3)	66.00%

5.	Safety Performance	10%	3.418	3.483	3.483

1.    Represents weighting used in calculating PG&E Corporation Short-Term Incentive Plan performance for management employees.

2.    Internal target not publicly disclosed but is consistent with publicly disclosed guidance for 2008 EPS from operations of $2.90-$3.00.

3.    The Employee Engagement Premier Survey will be administered in December 2008 with results available in February 2009.

DEFINITIONS OF 2008 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Earnings from Operations:

Earnings from operations measures PG&E Corporation's earnings power from ongoing core operations.  It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability).  The measurement is not in accordance with GAAP.  For a reconciliation of earnings from operations to consolidated net income in accordance with GAAP, see Tables 2 and 3 above.

The 2008 target for earnings from operations is based on the Utility's 2008 authorized return on equity.  This target is not publicly reported but is consistent with PG&E Corporation's publicly disclosed guidance range provided for 2008 EPS from operations of $2.90-$3.00.

2.	Customer Satisfaction & Brand Health Index:

The Customer Satisfaction & Brand Health Index is a combination of a Customer Satisfaction Score, which has a 75 percent weighting and a Brand Favorability Score, which has a 25 percent weighting in the composite.  The Customer Satisfaction Score is a measure of overall satisfaction with PG&E's operational performance in delivering services such as reliability, pricing of services, and customer service experience.  The Brand Favorability Score is a measure of the overall favorability towards the PG&E brand and measures the emotional connection that customers have with the brand and is based on assessing perceptions regarding PG&E's images, such as trust, heritage, and social responsibility.  The Brand Favorability Score will measure residential, small business, and medium business customer perceptions with weightings based on revenue; 60 percent for residential customers and 40 percent for business customers.

3.	Reliable Energy Delivery:

Reliable Energy Delivery Index is a composite of four categories outlined below.  Overall, these metrics provide a balanced view on the number and duration of electric systems unplanned interruptions, the integrity of the gas transmission and distribution system, and performance of the appropriate level of maintenance and focused investment on the system infrastructure.
1. System Average Interruption Frequency Index (SAIFI)
2. Customer Average Interruption Duration Index (CAIDI)
3. Execution of Electric-Based Work Units
4. Gas Transmission and Distribution Integrity

4.	Employee Engagement Premier Survey:

The employee engagement premier survey is designed around 15 key drivers of employee engagement.  The average overall employee engagement score provides a comprehensive metric that is derived by averaging the percent favorable responses from all 40 core survey items (all fall into one of the 15 key drivers).

5.	Safety Performance:

The Occupational Safety & Health Administration (OSHA) Recordable Rate measures the number of OSHA Recordable injuries, illnesses, or exposures that (1) satisfy OSHA requirements for recordability, and (2) occur in the current year.  In general, an injury must result in medical treatment beyond first aid or result in work restrictions, death, or loss of consciousness to be OSHA Recordable.  The rate measures how frequently OSHA Recordable cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 7: Pacific Gas and Electric Company Operating Statistics
Second Quarter and Year-to-Date, 2008 vs. 2007

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007

Electric Sales (in millions kWh)
Residential	6,999	6,973	15,096	14,939
Commercial	8,341	8,399	16,441	16,293
Industrial	4,029	3,764	7,678	7,140
Agricultural	1,521	1,602	2,215	2,227
BART, public street and highway lighting	178	202	419	408
Other electric utilities	-	1	-	2
Sales from Energy Deliveries	21,068	20,941	41,849	41,009

Total Electric Customers at June 30			5,128,344	5,097,571

Bundled Gas Sales (in millions MCF)
Residential	40	38	129	125
Commercial	14	15	38	40
Total Bundled Gas Sales	54	53	167	165
Transportation Only	123	112	272	255
Total Gas Sales	177	165	439	420

Total Gas Customers at June 30			4,267,579	4,253,217

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,532	4,034	7,859	8,943
Hydro (net)	1,954	1,548	4,025	3,691
Fossil	128	109	282	234
Total Utility Generation	6,614	5,691	12,166	12,868
Purchased Power
Qualifying Facilities	4,227	4,137	8,305	8,006
Irrigation Districts	681	670	967	1,282
Other Purchased Power	574	370	1,009	539
Spot Market Purchases/Sales, net	6,378	4,610	12,711	7,281
Total Purchased Power (1)	11,860	9,787	22,992	17,108

Delivery from DWR	2,927	4,764	6,372	10,054

Delivery to Direct Access Customers	1,550	1,724	3,059	3,400

Other (includes energy loss)	(1,883)	(1,025)	(2,740)	(2,421)

Total Electric Energy Delivered	21,068	20,941	41,849	41,009

Diablo Canyon Performance
Overall capacity factor (including refuelings)	92%	83%	81%	93%
Refueling outage period	4/1/08-4/12/08	4/30/07-5/29/07	2/3/08-4/12/08	4/30/07-5/29/07
Refueling outage duration during the period (days)	11.4	29.8	68.9	29.8

1.
For the three months ended June 30, 2008 and 2007, Total Purchased Power is net of Spot Market Sales of 1,001 million kWh and 842 million kWh, respectively.  For the six months ended June 30, 2008 and 2007, Total Purchased Power is net of Spot Market Sales of 1,659 million kWh and 1,575 million kWh, respectively.

Table 8: PG&E Corporation Earnings per Common Share Guidance

2008 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.90	$3.00

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$2.90	$3.00

2009 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$3.15	$3.25

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$3.15	$3.25

Management's statements regarding 2008 and 2009 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2008 and 2009, and general sensitivities for 2008 and 2009 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties. Actual results may differ materially. Factors that could cause actual results to differ materially include:

the Utility's ability to manage capital expenditures and operating expenses within authorized levels and recover such costs through rates in a timely manner;

the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the CPUC and the FERC;

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility's facilities and operations, its customers, and third parties on which the Utility relies;

the potential impacts of climate change on the Utility's electricity and natural gas businesses;

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;

operating performance of the Diablo Canyon nuclear generating facilities ("Diablo Canyon"), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;

Table 8 (continued): PG&E Corporation Earnings per Common Share Guidance

whether the Utility incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas distribution systems;

whether the Utility achieves the CPUC's energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator ("CAISO") to restructure the California wholesale electricity market;

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility's holding company;

the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;

the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit in a timely manner on favorable terms;

the impact of environmental laws and regulations and the costs of compliance and remediation;

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;

the impact of changes in federal or state tax laws, policies or regulations; and

other factors and risks discussed in PG&E Corporation's and the Utility's 2007 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Table 9: Rate Base - Pacific Gas and Electric Company

	2007	2008	2009
	Recorded	Estimated	Estimated
Total Weighted Average Rate Base (in billions)	$16.8	$18.3	$20.4

The rate base estimates for 2008 and 2009 and the forecast of capital expenditures that the estimates are based on are forward-looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made or will be made within the time periods assumed.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see Table 8.

Table 10: General Earnings Sensitivities for 2008 and 2009
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated 2008 Earnings Impact	Estimated 2009 Earnings Impact

Rate base	+/- $100 million change in rate base (1)	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in allowed ROE	+/- $10 million	+/- $11 million

Share count	+/- 1% change in average shares	-/+ $0.03 per share	-/+ $0.03 per share

Revenues	+/- $7 million change in at-risk revenue (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $0.01 per share

1.    Assumes earning an 11.45% combined CPUC- and FERC-authorized weighted average return on 52% equity portion of capital structure.

These general earnings sensitivities that may affect 2008 and 2009 earnings are forward-looking statements that are based on various assumptions that may prove to be inaccurate.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see Table 8.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2008
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents December 31, 2007	$345

Sources of Cash
Cash from operations	$2,241
Net proceeds from sale of assets	12
Net proceeds from issuance of long-term debt	598
Common stock issued	82
Other	17
$2,950

Uses of Cash
Capital expenditures	$1,712
Increase in restricted cash	7
Investments in and proceeds from nuclear decommissioning trusts, net	29
Repayments under credit facilities	250
Net repayment of commercial paper	114
Long-term debt matured, redeemed, or repurchased	454
Energy recovery bonds matured	165
Common stock dividends paid	267
$2,998

Cash and Cash Equivalents, June 30, 2008	$297

Source:  PG&E Corporation's Condensed Consolidated Statement of Cash Flows included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 12: PG&E Corporation's and Pacific Gas and Electric Company's Consolidated Cash Position
Second Quarter 2008 vs. Second Quarter 2007
(in millions)

	2008	2007	Change

Cash Flow from Operating Activities (YTD June 30)
PG&E Corporation	$(33)	$1	$(34)
Pacific Gas and Electric Company	2,274	1,235	1,039
	$2,241	$1,236	$1,005

Consolidated Cash Balance (at June 30)
PG&E Corporation	$228	$288	$(60)
Pacific Gas and Electric Company	69	78	(9)
	$297	$366	$(69)

Consolidated Restricted Cash Balance (at June 30)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company (1)	1,341	1,445	(104)
	$1,341	$1,445	$(104)

1.    Includes $19 million and $17 million of restricted cash classified as Other Noncurrent Assets - Other in the
       Condensed Consolidated Balance Sheets at June 30, 2008 and 2007,  respectively.

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarters ended June 30, 2008 and 2007.

Table 13: PG&E Corporation's and Pacific Gas and Electric Company's Long-Term Debt
Second Quarter 2008 vs. Year-End 2007
(in millions)

	Balance at
	June 30, 2008	December 31, 2007

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Less: current portion	-	-
	280	280
Utility
Senior notes:
3.60% to 6.05% bonds, due 2009-2037	6,900	6,300
Unamortized discount	(18)	(22)
Total senior notes	6,882	6,278
Pollution control bond loan agreements, variable rates(1), due 2026(2)	614	614
Pollution control bond loan agreements, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 4.75% due 2023	345	345
Pollution control bond loan agreements, variable rates, due 2016-2026	-	454
Less: current portion	(600)	-
Long-term debt, net of current portion	7,441	7,891
Total consolidated long-term debt, net of current portion	$7,721	$8,171

1. At June 30, 2008, interest rates on these loans ranged from 1.50% to 2.00%.
2.       These bonds are supported by $620 million of letters of credit which expire on February 24, 2012. Although the stated
        maturity date is 2026, the bonds will remain outstanding only if  the Utility extends or replaces the letters of credit.

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

      Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt and
                  Energy Recovery Bonds as of June 30, 2008
      (in millions, except interest rates)

	2008	2009	2010	2011	2012		Thereafter	Total
LONG-TERM DEBT:
PG&E Corporation
Average fixed interest rate	-	-	9.50%	-	-		-	9.50%
Fixed rate obligations	$-	$-	$280	$-	$-		$-	$280
Utility
Average fixed interest rate	-	3.60%	-	4.20%	-		5.70%	5.43%
Fixed rate obligations	$-	$600	$-	$500	$-		$6,345	$7,445
Variable interest rate as of June 30, 2008	-	-	-	-	1.69%		-	1.69%
Variable rate obligations	$-	$-	$-	$-	$614	(1)	$-	$614
Total consolidated long-term debt	$-	$600	$280	$500	$614		$6,345	$8,339

1.    The $614 million pollution control bonds, due in 2026, are backed by letters of credit which expire on February 24, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

ENERGY RECOVERY BONDS (1):	2008	2009	2010	2011	2012	Total
Utility
Average fixed interest rate	4.19%	4.36%	4.49%	4.59%	4.66%	4.47%
Energy recovery bonds	$189	$ 370	$386	$ 404	$422	$1,771

1.
These bonds were issued by PG&E Energy Recovery Funding LLC ("PERF"), a wholly owned consolidated subsidiary of Pacific Gas and Electric Company.  The proceeds were used by PERF to purchase from Pacific Gas and Electric Company the right, known as "recovery property," to be paid a specified amount from a dedicated rate component.  While PERF is a wholly owned subsidiary of Pacific Gas and Electric Company, it is legally separate from Pacific Gas and Electric Company.  The assets (including the recovery property) of PERF are not available to creditors of Pacific Gas and Electric Company or PG&E Corporation, and the recovery property is not legally an asset of Pacific Gas and Electric Company or PG&E Corporation.

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

Cost of Capital 2008
CPUC proceeding to establish capital structure and cost of capital for the California investor-owned electric utilities.  The CPUC issued a final decision on December 20, 2007, maintaining Pacific Gas and Electric Company's authorized ROE at 11.35% and its common equity ratio at 52%.

On May 29, 2008, the CPUC adopted a uniform three-year cost of capital mechanism in the second phase of this proceeding that will replace the annual cost of capital proceeding.
A.07-05-008 D.07-12-049 D.08-05-035

Energy Efficiency Order Instituting Rulemaking (OIR) Post-2005
On September 20, 2007, and modified on January 30, 2008, the CPUC established incentive ratemaking mechanisms applicable to the California investor-owned utilities' implementation of their 2006-2008 and 2009-2011 energy efficiency program cycles.

R.06-04-010 D. 07-09-043 D.08-01-042

Application to Recover Hydroelectric Generation Facility Divestiture Costs	The Utility has requested authorization to recover approximately $47 million of hydroelectric generation facility divestiture costs.	A. 08-05-023

Proposed Electric Distribution Reliability Program (Cornerstone Improvement Program)
Application pending before the CPUC to recover $2.4 billion in costs associated with electric distribution reliability capital expenditures and operating and maintenance expense incremental to amounts recovered in the 2007 General Rate Case.

A. 08-05-023

SmartMeterTM Program Upgrade Application	The Utility has requested CPUC approval to upgrade elements of the SmartMeter TM program and to recover additional capital expenditures related to the proposed upgrade.	A.07-12-009

Tesla Generatiang Station	The Utility filed an application requesting that the CPUC authorize the Utility to develop and construct a 560-MW unit at the Tesla Generating Station.	A.08-07-018

Discussion of these regulatory cases is included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, and PG&E Corporation's and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2007.

Table 16: PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)

	(Unaudited)
	Three Months Ended		Six Months Ended
(in millions, except per share amounts)	June 30,		June 30,
	2008	2007	2008	2007
Operating Revenues
Electric	$2,645	$2,359	$5,159	$4,534
Natural gas	933	828	2,152	2,009
Total operating revenues	3,578	3,187	7,311	6,543
Operating Expenses
Cost of electricity	1,097	884	2,124	1,607
Cost of natural gas	487	396	1,262	1,150
Operating and maintenance	991	922	2,027	1,842
Depreciation, amortization, and decommissioning	419	430	821	860
Total operating expenses	2,994	2,632	6,234	5,459
Operating Income	584	555	1,077	1,084
Interest income	33	37	59	89
Interest expense	(185)	(185)	(372)	(375)
Other income, net	1	10	3	14
Income Before Income Taxes	433	417	767	812
Income tax provision	140	148	250	287
Net Income	$293	$269	$517	$525
Weighted Average Common Shares Outstanding, Basic	356	350	355	350
Weighted Average Common Shares Outstanding, Diluted	357	352	356	352
Net Earnings Per Common Share, Basic	$0.80	$0.75	$1.42	$1.46
Net Earnings Per Common Share, Diluted	$0.80	$0.74	$1.42	$1.45
Dividends Declared Per Common Share	$0.39	$0.36	$0.78	$0.72

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 17: PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	(Unaudited)
	Balance At
(in millions)	June 30, 2008	December 31, 2007

ASSETS
Current Assets
Cash and cash equivalents	$297	$345
Restricted cash	1,322	1,297
Accounts receivable:
Customers (net of allowance for doubtful accounts of $59 million in 2008 and $58 million in 2007)	2,417	2,349
Regulatory balancing accounts	1,357	771
Inventories:
Gas stored underground and fuel oil	251	205
Materials and supplies	177	166
Income taxes receivable	52	61
Prepaid expenses and other	469	255
Total current assets	6,342	5,449
Property, Plant, and Equipment
Electric	26,693	25,599
Gas	9,860	9,620
Construction work in progress	1,432	1,348
Other	17	17
Total property, plant, and equipment	38,002	36,584
Accumulated depreciation	(13,297)	(12,928)
Net property, plant, and equipment	24,705	23,656
Other Noncurrent Assets
Regulatory assets	4,300	4,459
Nuclear decommissioning funds	1,914	1,979
Other	1,351	1,089
Total other noncurrent assets	7,565	7,527
TOTAL ASSETS	$38,612	$36,632

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 17 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	(Unaudited)
	Balance At
(in millions)	June 30, 2008	December 31, 2007

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$156	$519
Long-term debt, classified as current	600	-
Energy recovery bonds, classified as current	362	354
Accounts payable:
Trade creditors	1,133	1,067
Disputed claims and customer refunds	1,588	1,629
Regulatory balancing accounts	924	673
Other	388	394
Interest payable	744	697
Income taxes payable	12	-
Deferred income taxes	228	-
Other	1,926	1,374
Total current liabilities	8,061	6,707
Noncurrent Liabilities
Long-term debt	7,721	8,171
Energy recovery bonds	1,409	1,582
Regulatory liabilities	5,185	4,448
Asset retirement obligations	1,614	1,579
Income taxes payable	230	234
Deferred income taxes	3,178	3,053
Deferred tax credits	96	99
Other	1,969	1,954
Total noncurrent liabilities	21,402	21,120
Commitments and Contingencies
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 381,076,783 common and 1,392,583 restricted shares in 2008 and issued 378,385,151 common and 1,261,125 restricted shares in 2007	6,211	6,110
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Reinvested earnings	3,389	3,151
Accumulated other comprehensive loss	15	10
Total common shareholders' equity	8,897	8,553
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$38,612	$36,632

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 18: PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Six Months Ended
(in millions)	June 30,
	2008	2007
Cash Flows From Operating Activities
Net income	$517	$525
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning, and allowance for equity funds used during construction	870	914
Deferred income taxes and tax credits, net	346	102
Other changes in noncurrent assets and liabilities	493	130
Gain on sale of assets	-	(1)
Effect of changes in operating assets and liabilities:
Accounts receivable	(68)	142
Inventories	(57)	(22)
Accounts payable	121	(214)
Income taxes receivable/payable	21	(61)
Regulatory balancing accounts, net	(351)	(483)
Other current assets	431	273
Other current liabilities	(79)	(46)
Other	(3)	(23)
Net cash provided by operating activities	2,241	1,236
Cash Flows From Investing Activities
Capital expenditures	(1,712)	(1,320)
Proceeds from sale of assets	12	8
Increase in restricted cash	(7)	(13)
Proceeds from nuclear decommissioning trust sales	636	548
Purchases of nuclear decommissioning trust investments	(665)	(606)
Net cash used in investing activities	(1,736)	(1,383)
Cash Flows From Financing Activities
Repayments under accounts receivable facility and working capital facility	(250)	(300)
(Repayment) issuance of commercial paper, net of $1 million discount in 2008 and $2 million in 2007	(114)	109
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $2 million in 2008 and $10 million in 2007	598	690
Long-term debt matured, redeemed, or repurchased	(454)	-
Rate reduction bonds matured	-	(143)
Energy recovery bonds matured	(165)	(160)
Common stock issued	82	89
Common stock dividends paid	(267)	(242)
Other	17	14
Net cash (used in) provided by financing activities	(553)	57
Net change in cash and cash equivalents	(48)	(90)
Cash and cash equivalents at January 1	345	456
Cash and cash equivalents at June 30	$297	$366
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$260	$239
Income taxes paid (refunded), net	(60)	282
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$140	$128
Capital expenditures financed through accounts payable	180	120

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income
(in millions)

	(Unaudited)
	Three Months Ended		Six Months Ended
(in millions)	June 30,		June 30,
	2008	2007	2008	2007
Operating Revenues
Electric	$2,645	$2,359	$5,159	$4,534
Natural gas	933	828	2,152	2,009
Total operating revenues	3,578	3,187	7,311	6,543
Operating Expenses
Cost of electricity	1,097	884	2,124	1,607
Cost of natural gas	487	396	1,262	1,150
Operating and maintenance	991	921	2,027	1,840
Depreciation, amortization, and decommissioning	418	430	820	859
Total operating expenses	2,993	2,631	6,233	5,456
Operating Income	585	556	1,078	1,087
Interest income	33	35	57	83
Interest expense	(178)	(178)	(358)	(360)
Other income, net	7	15	26	24
Income Before Income Taxes	447	428	803	834
Income tax provision	134	154	254	299
Net Income	313	274	549	535
Preferred stock dividend requirement	4	4	7	7
Income Available for Common Stock	$309	$270	$542	$528

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	(Unaudited)
	Balance at
(in millions)	June 30, 2008	December 31, 2007

ASSETS
Current Assets
Cash and cash equivalents	$69	$141
Restricted cash	1,322	1,297
Accounts receivable:
Customers (net of allowance for doubtful accounts of $59 million in 2008 and $58 million in 2007)	2,417	2,349
Related parties	-	6
Regulatory balancing accounts	1,357	771
Inventories:
Gas stored underground and fuel oil	251	205
Materials and supplies	177	166
Income taxes receivable	-	15
Prepaid expenses and other	468	252
Total current assets	6,061	5,202
Property, Plant, and Equipment
Electric	26,693	25,599
Gas	9,860	9,620
Construction work in progress	1,432	1,348
Total property, plant, and equipment	37,985	36,567
Accumulated depreciation	(13,282)	(12,913)
Net property, plant, and equipment	24,703	23,654
Other Noncurrent Assets
Regulatory assets	4,300	4,459
Nuclear decommissioning funds	1,914	1,979
Related parties receivable	27	23
Other	1,260	993
Total other noncurrent assets	7,501	7,454
TOTAL ASSETS	$38,265	$36,310

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	(Unaudited)
	Balance at
(in millions, except share amounts)	June 30, 2008	December 31, 2007

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$156	$519
Long-term debt, classified as current	600	-
Energy recovery bonds, classified as current	362	354
Accounts payable:
Trade creditors	1,133	1,067
Disputed claims and customer refunds	1,588	1,629
Related parties	24	28
Regulatory balancing accounts	924	673
Other	373	370
Interest payable	744	697
Income taxes payable	42	-
Deferred income taxes	234	4
Other	1,740	1,200
Total current liabilities	7,920	6,541
Noncurrent Liabilities
Long-term debt	7,441	7,891
Energy recovery bonds	1,409	1,582
Regulatory liabilities	5,185	4,448
Asset retirement obligations	1,614	1,579
Income taxes payable	82	103
Deferred income taxes	3,214	3,104
Deferred tax credits	96	99
Other	1,863	1,838
Total noncurrent liabilities	20,904	20,644
Commitments and Contingencies
Shareholders' Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 283,856,022 shares in 2008 and issued 282,916,485 shares in 2007	1,419	1,415
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	2,269	2,220
Reinvested earnings	5,952	5,694
Accumulated other comprehensive loss	18	13
Total shareholders' equity	9,441	9,125
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$38,265	$36,310

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Table 21: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Six Months Ended
(in millions)	June 30,
	2008	2007
Cash Flows From Operating Activities
Net income	$549	$535
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning, and allowance for equity funds used during construction	870	913
Deferred income taxes and tax credits, net	316	101
Other changes in noncurrent assets and liabilities	480	129
Gain on sale of assets	-	(1)
Effect of changes in operating assets and liabilities:
Accounts receivable	(66)	143
Inventories	(57)	(22)
Accounts payable	123	(221)
Income taxes receivable/payable	57	(59)
Regulatory balancing accounts, net	(351)	(483)
Other current assets	429	271
Other current liabilities	(73)	(48)
Other	(3)	(23)
Net cash provided by operating activities	2,274	1,235
Cash Flows From Investing Activities
Capital expenditures	(1,712)	(1,320)
Proceeds from sale of assets	12	8
Increase in restricted cash	(7)	(13)
Proceeds from nuclear decommissioning trust sales	636	548
Purchases of nuclear decommissioning trust investments	(665)	(606)
Net cash used in investing activities	(1,736)	(1,383)
Cash Flows From Financing Activities
Repayments under accounts receivable facility and working capital facility	(250)	(300)
(Repayment) issuance of commercial paper, net of discount of $1 million in 2008 and $2 million in 2007	(114)	109
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $2 million in 2008 and $10 million in 2007	598	690
Long-term debt matured, redeemed, or repurchased	(454)	-
Rate reduction bonds matured	-	(143)
Energy recovery bonds matured	(165)	(160)
Equity infusion	50	200
Common stock dividends paid	(284)	(254)
Preferred stock dividends paid	(7)	(7)
Other	16	21
Net cash (used in) provided by financing activities	(610)	156
Net change in cash and cash equivalents	(72)	8
Cash and cash equivalents at January 1	141	70
Cash and cash equivalents at June 30	$69	$78
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$246	$226
Income taxes paid (refunded), net	(60)	299
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$180	$120

Source:  PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.